Bank of America Merrill Lynch Global Industries Conference December 16, 2010 Exhibit 99.1

Safe Harbor Statement
This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements the Company makes regarding general economic conditions, spending by municipalities, the outlook for the residential and non-residential construction markets, improvements related to capacity utilization, the recovery, if any, of the Company’s end markets, and the potential effect of the refinancing on the Company’s operations, and the impact of these factors on the Company’s businesses. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of its experience and perception of historical trends, current conditions and expected future developments.  Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
• the spending level for water and wastewater infrasturcture;
• the demand level of manufacturing and construction activity;
• the Company’s ability to service its debt obligations; and
• the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K.
Undue reliance should not be placed on any forward-looking statements. The Company does not have any intention or obligation to update forward-looking statements, except as required by law.
Safe Harbor Statement

Non-GAAP Financial Measures
The Company presents adjusted income (loss) from operations, adjusted EBITDA, adjusted net income
(loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures.
Adjusted income (loss) from operations represents income (loss) from operations excluding impairment and restructuring.  Adjusted EBITDA represents income (loss) from operations excluding impairment, restructuring, depreciation and amortization. The Company presents adjusted EBITDA because it is a measure of performance management believes is frequently used by securities analysts, investors and interested parties in the evaluation of financial performance.  Adjusted net income (loss) and adjusted net income (loss) per share exclude impairment, restructuring, loss on early extinguishment of debt, certain costs to settle interest rate swap contracts, the tax on the repatriation of earnings from Canada and the income tax effects of the previously mentioned items.  These items are excluded because they are not considered indicative of recurring operations.  Free cash flow represents cash flows from operating activities, less capital expenditures. It is presented as a measurement of cash flow because it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents.  Net debt is commonly used by the investment community as a measure of indebtedness.
Adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt have limitations as analytical tools, and investors should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the
Company's results as reported under accounting principles generally accepted in the United States
("GAAP").
A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.
Non-GAAP Financial Measures

Leading North American provider of water
infrastructure and flow control products
Investment Highlights
Leading brands in water infrastructure
Specified in 100 largest U.S. metropolitan
areas (valves or hydrants)
Low-cost manufacturing processes
Market opportunity with increasing
investment needed in water industry
One of the largest installed bases in
the U.S.

Mueller Water Products

Repair and replacement of municipal water distribution and treatment systems
70%
Non-residential construction
25%
Residential Construction[1]
5%

Mueller Co.

US PIPE

ANVIL INTERNATIONAL
Building Connections That Last

Our Business
• $1.3B LTM net sales (as of September 30, 2010)
• Portfolio includes:
• Fire hydrants
• Valves
• Pipe fittings
• Ductile iron pipe
• Water meters
• Specified in 100 largest U.S. metropolitan markets (1)
• More than 75% of FY2010 net sales from products
with #1 or #2 position
(1) Valves or hydrants
(2) Based on management estimates
Residential construction systems driven primarily by new community development
The largest publicly traded water infrastructure company in the United States
FY2010 Primary End Markets
(2)
Net Sales $1.3B

Mueller Water Products

Mueller Co.

US PIPE

ANVIL INTERNATIONAL

Broad Product Portfolio
$613
$81
$50
$131
SEGMENT NET SALES
PRODUCT
PORTFOLIO
ADJUSTED OPERATING
INCOME (LOSS)
(1)
$378
($53)
$19
($34)
$347
$23
$15
$38
Iron Gate
Valves
Butterfly, Ball
and Plug Valves
Fittings &
Couplings
Cast Iron
Fittings
Hangers &
Supports
Metering
Systems
Pipe Nipples
Hydrants
DEPRECIATION AND
AMORTIZATION
(2)
Est. 1857 Est. 1899 Est. 1999 (1850)
HISTORICAL ROOTS
ADJUSTED EBITDA
(1) (2)
($ in millions)
Restrained Joint
Pipe
Ductile Iron
Pipe
Joint Restraint Joint Fitting
Note: All statistics are actuals for LTM ended September 30, 2010
(1)    Segment operating income (loss) excludes corporate expenses of $33.4mm. Mueller Co. excludes $0.1mm of restructuring.  U.S. Pipe excludes $12.5mm of restructuring.  Anvil excludes $0.5mm of restructuring.
(2) Segment depreciation and amortization excludes corporate depreciation of $0.6mm.

Mueller Water Products

Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Meter Valve, Meter Yoke, Water Meter
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

Complete Water Transmission Solutions
Mueller Water Products
manufactures and
markets products and
services that are used in
the transmission and
distribution of safe,
clean drinking water and
in water treatment
facilities.

Mueller Water Products

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 IRON GATE VALVES	 BUTTERFLY AND BALL VALVES	 BRASS WATER PRODUCTS	 DUCTILE IRON PIPE
Mueller Water Products Position	#1 ●	#1 ●	#1 ●	#2 ●	#1 ●
ACIPCO	●	●			●
A.Y. McDonald				●	
DeZURIK			●		
Ford Meter Box				●	
Griffin Pipe					●
McWane	●	●	●		●

8 * Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Strategy And Objectives
Capitalize on the large,
attractive and growing
water infrastructure
markets worldwide
Maintain leadership positions with
customers and end users
Broaden breadth and depth of
products and services
Continue to enhance operational and
organizational excellence
Expand internationally

Our End Markets

FY 2006
Net Sales: $1.9B

Repair and replacement of municipal water distribution and treatment systems 30%
Non-residential construction 30%
Residential Construction* 40%

FY 2010
Net Sales: $1.3B

Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential Construction* 5%

Primary End Markets: 2006-2010
Source: Management estimates
*
Residential construction is driven primarily by new community development
Since 2006, our exposure to the
residential construction market
has declined from roughly 40%
to 5%.

Historical Housing Starts
400
650
900
1,150
1,400
1,650
1,900
2,150
2,400
Jan-91 Jan-92 Jan-93 Jan-94 Jan-95 Jan-96 Jan-97 Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10
Historical Housing Starts (1991 - September 2010)
Seasonally Adjusted Annualized
1991-2010 Average
1,435
Bottom of prior down
cycle (798)
April - Lowest starts (477) since
Census Bureau began keeping
records in 1959

Mueller Water Products

Exhibit 13: Zelman & Associates Forecast for Non-Res Construction Put-in-Place

Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector

Source: Census Bureau, Zelman & Associates analysis

AIA Architecture Billings Index

(Diffusion index, national billings, seasonally adjusted)

65
60
55
50
45
40
35
30
1999
2001
2003
2005
2007
2009

13 Non-Residential Construction Architecture Billings Index Trends Source: IHS Global Insight Data as of October 20, 2010 Non-Residential Construction Actual / Forecast

A Significant Market Opportunity

Mueller Water Products

Drinking Water[1]
1988
D
1998
D
2001
D-
2005
D-
2009
[1]American Society of Civil Engineers
[2]National Council on Public Works Improvements

Aging Water Infrastructure
“America’s drinking water systems
face an annual shortfall of at
least $11 billion to replace aging
facilities that are near the end of
their useful lives and to comply
with existing and future federal
water regulations. This does not
account for growth in the demand
for drinking water over the next
20 years.”
2009 Report Card for America’s Infrastructure

Mueller Water Products

Storage, $36.9B
Treatment, $75.1B
Source,
Other,
Transmission and Distribution, $200.8B

The Market Opportunity Is Significant And Growing
Repair and Replacement Market
• Aging water pipes need to be
rehabilitated / replaced
• Valves and hydrants typically replaced at
same time as pipes
• Up to 15% - 30% of treated potable water
lost in leaky pipes
(2)
Funding and Spending
• 90% funded at local level
(3)
• 29% of water systems charge less than
cost
(4)
Source: (1) EPA 2007 Drinking Water Needs Survey and Assessment
(2) Global Water Intelligence Water Technology Markets 2010
(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis
(4) Government Accountability Office 2004 report on water infrastructure
20-YR Need for Water Infrastructure = $335B
Future Drinking Water Infrastructure Expenditure
Needs
(1)
Area in which
Mueller Water
Products operates

Mueller Water Products

WEDNESDAY 04.29.2009

THE BALTIMORE SUN

baltimoresun.com

Downtown in disarray

As the city's aging infrastructure continues to crumble, workers toil around the clock to repair a water main break that emptied offices and has traffic snarled closures and restrictions

Aging Water Infrastructure
• An average of 700 water mains break daily
in U.S. (about one every two minutes)
(1)
• Baltimore water main break in March 2010
left 100,000 people without water
(2)
(1) Saving U.S. Water and sewer systems would be costly, The New York Times, March 15, 2010
(2) Thousands in Baltimore County still without water, The Baltimore Sun, March 8, 2010
“When all aspects are considered,
infrastructure becomes the
towering issue in the water industry
in both the near term and longer
term and as an inadequately
addressed area.”
State of the Industry Report 2010
American Water Works Association - October 2010

Percentage of Inventory
2.0%
1.5%
1.0%
0.5%
0.0%
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities

Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

AgingWater Infrastructure
Average life of 100 year and 75 year old pipe is converging, contributing to accelerating need for pipe replacement.
(1) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002

Increasing Federal Awareness of Funding Needs
• At least 30 cities under consent decrees
— Atlanta $4.0B
— Washington, D.C. $2.8B
— Baltimore City and county $1.7B
— Cincinnati $1.5B
• 1974/1996 Safe Drinking Water Act
• 2011 proposed federal budget
— Currently calls for $1.3B for Drinking
Water SRF
Stronger EPA regulations should lead to increased investment
“New Jersey can maintain
a viable economy with a
sound environment only if
it ensures that its water
supply, wastewater and
stormwater infrastructure
is effectively maintained in
a manner that produces
the lowest life-cycle cost.”
The Clean Water Council of New
Jersey - October 2010

Mueller Water Products

Long-term trends in consumer prices (CPI) for utilities [1913-2008]

Water and sewer
Local phone
Natural gas
ALL ITEMS (CPI)
Electricity
Telephone services (1997=100)

Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities.
The index is set to 100 for 1982-1984 except for telephone services, where the index is set to 100 for 1997.

Funding 2010 Water Infrastructure Repair
Sources:
(1) Bureau of Labor Statistics
(2) AWWA State of the Industry Report 2010
(3) Black & Veatch 2009/2010 50 Largest Cities Water/Wastewater Rate Survey for residential 7,500  gallons
Other
15%
Bonds
9%
Loans
16%
Operational
Savings
47%
Rate
Increases
10%
Grants
3%
Sources of Funding
Water Infrastructure
Repair (2)
Historical Water
Rates Compared to
Other Utilities (1)
From 2007-2009 annual average
residential water rates increased
about 10%
(3)

Actions & Business Results

Management Actions/Initiatives
Objectives Cost Savings Actions
Reduce costs and improve
operating leverage
Manage working capital and
capital expenditures to
generate free cash flow
Six plants closed since FY2006
Sold certain non -core assets of Anvil
Reduced headcount about 24% from September 30, 2008 to September
30, 2010 from approximately 6, 300 to approximately 4,800
Took actions to lower labor costs
LEAN Six Sigma and other manufacturing improvements (continuous improvement)
Invested in new automated ductile iron pipe operation to lower costs
Consolidation of distribution centers and smaller manufacturing facilities at Anvil
Capital spending decreased from FY2007/FY2008 levels
FY2009 capital spending of $39.7 million; FY2010 capital spending of
$32.8 million
Reduced inventory by $116.6 million in FY2009; $ 74.4 million reduction in FY2010
Reduced debt by $ 403.3 million from September 30, 2008 through
September 30, 2010

Mueller Water Products

Mueller Co. | US PIPE | ANVIL International

NET SALES
ADJUSTED EBITDA &
ADJ. EBITDA MARGIN
($ in millions)
History of strong financial performance
(see appendices for GAAP reconciliation)
(a) (c) (b)
$131
$139
$167
$190
$248
$207
$179
$101
$131
$44
$26
$42
$56 $57
$24
($34)
$48
$38
$47
$62
$73
$81
$94
$61
$38
25.7% 25.9%
27.1%
28.6%
30.8%
27.3%
24.9%
18.5%
21.3%
8.8%
3.3%
4.4%
7.0%
9.3%
10.7%
4.3%
(4.9%)
(9.0%)
12.3%
9.7%
10.8%
12.8%
13.6%
14.6%
15.8%
13.0%
11.0%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010
($20)
$16
$509
$536
$618
$664
$804
$756
$718
$547
$613
$492
$465
$551
$598 $595
$537
$546
$411
$378
$393
$387
$431
$485
$535
$556
$595
$470
$347
2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010
(a)
Fiscal year end as of September 30th. Reflects inventory step-up costs of $53.1 million  in 2006; restructuring charges of $2.0 million in 2009; goodwill impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010
(a)
Financial results for 2002, 2003 and 2004 are calendar year while subsequent years are fiscal year ending September 30th. Excludes $6.5 million of litigation settlement expenses in 2003; environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively. U.S. Pipe Chattanooga closing costs of $49.9 million in 2006; restructuring charges of $18.3 million in 2008 and goodwill impairment charges of $59.5 million and restructuring charges of $41.6 million in 2009; restructuring charges of $12.5 million in 2010
(b)
Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010

Earnings Conference Call for Quarter Ended September 30, 2010

Consolidated Non-GAAP Results
•
Solid Mueller Co. results. 16.2% adjusted operating income margin while utilizing about 60% of capacity
•
Manufacturing inefficiencies at U.S. Pipe impacted operating performance. Should experience full year cost savings benefits of the North Birmingham plant closure in FY 2011
•
Positive year-over-year pricing at U.S. Pipe – on a sequential basis, price per ton was up 13%
•
Anvil compared favorably year-over-year benefitting from a higher margin mix and positive growth in energy markets
$ in millions (except per share amounts) 2010 2009
Net sales $346.7 $374.8
Adj. income from operations $15.4 $14.8
Adj. operating income % of net sales 4.4% 3.9%
Adj. net income (loss) per share $0.00 ($0.03)
Adj. EBITDA $36.7 $36.7
Adj. EBITDA % of net sales 10.6% 9.8%
Fourth Quarter Fiscal
FY 4Q10 results exclude restructuring $1.3 million, $0.8 million net of tax; Interest rate swap settlement costs of $6.4 million, $3.9 million net of tax; Loss on early extinguishment of debt of $4.1 million, $2.5 million net of tax.
FY 4Q09 results exclude restructuring $1.9 million, $1.2 million net of tax; Interest rate swap settlement costs of $6.3 million, $3.8 million net of tax; Loss on early extinguishment of debt of $3.0 million, $1.8 million net of tax.

Refinancing Highlights
• Recapitalization provides a long-term capital
structure
• Extends maturities with no significant required
principal payments before 2015
• Locks in long-term capital at attractive rates
• Preserves deleveraging capability
• Expect greater operational flexibility
• Eliminates financial maintenance covenants with
excess availability at the greater of $34mm or
12.5% of facility amount
• More than $150mm of excess availability at
September 30, 2010
• Reduces limitation on business operations
including acquisitions, investments, restricted
payments and divestitures
New structure:
• $420mm 7 3/8 % Senior Subordinated Notes due
2017
• $225mm 8 3/4 % Senior Unsecured Notes due
2020
• $275mm ABL Revolver Credit Facility due 2015
Debt Maturity
($ in millions)
$0 $0 $0 $0 $0 $0 $0 $0 $49
$225
$420
$226
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020

Key Financial Metrics
* FY 2007 results exclude $48.1 million of debt restructuring activities
** FY 2009 results include $6.3 million of cash used to settle certain interest rate swap contracts.
*** FY 2010 results include $18.3 million of cash used to settle certain interest rate swap contracts.
$71
$88 $88
$40
$33
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
FY2006 FY2007 FY2008 FY2009 FY2010
Capital Expenditures
($ in millions)
$1,549
$1,127
$1,101
$1,096
$740
$692
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Mar-2006 FY2006 FY2007* FY2008 FY2009 FY2010
Total Debt
($ in millions)
$37
$115
$94
$91
$30
$0
$20
$40
$60
$80
$100
$120
$140
FY2006 FY2007* FY2008 FY2009** FY2010***
Free Cash Flow
($ in millions)

Investment Highlights
•
Water industry has fundamentally strong long-term dynamics
•
Driven by new and upgraded infrastructure
•
Limited number of suppliers to end markets
•
Strong competitive position
•
Leading brand positions with large installed base
•
Leading municipal specification positions
•
Comprehensive distribution network
•
Low-cost manufacturing operations
•
Operating leverage when volumes improve
•
Growth opportunities
•
Organic growth
•
Strategic acquisitions

Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts) Three months ended September 30, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 163.7 $       94.9 $         88.1 $         - $              346.7 $
Gross profit (loss) 49.1 $         (3.1) $          25.8 $         (0.1) $          71.7 $
Selling, general and administrative expenses 22.5 8.2 18.2 7.4 56.3
Restructuring - 0.9 0.4 - 1.3
Income (loss) from operations 26.6 $         (12.2) $        7.2 $           (7.5) $          14.1
Interest expense, net 20.6
Loss on early extinguishment of debt 4.1
Income tax benefit (3.6)
Net loss (7.0) $
Net loss per diluted share (0.05) $
Capital expenditures 5.8 $           3.6 $           1.9 $           0.1 $           11.4 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 26.6 $         (12.2) $        7.2 $           (7.5) $          14.1 $
Restructuring - 0.9 0.4 - 1.3
Adjusted income (loss) from operations 26.6 (11.3) 7.6 (7.5) 15.4
Depreciation and amortization 12.5 4.9 3.9 - 21.3
Adjusted EBITDA 39.1 $         (6.4) $          11.5 $         (7.5) $          36.7 $
Adjusted net income:
Net loss (7.0) $
Interest rate swap settlement costs, net of tax 3.9
Loss on early extinguishment of debt, net of tax 2.5
Restructuring, net of tax 0.8
Adjusted net income 0.2 $
Adjusted net income per diluted share 0.0 $
Free cash flow:
Net cash provided by operating activities 27.3 $
Capital expenditures (11.4)
Free cash flow 15.9 $
Net debt (end of period):
Current portion of long-term debt 0.7 $
Long-term debt 691.5
Total debt 692.2
Less cash and cash equivalents (83.7)
Net debt 608.5 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended September 30, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 158.1 $       105.3 $       111.4 $       - $              374.8 $
Gross profit 45.0 $         0.6 $           23.4 $         0.2 $           69.2 $
Selling, general and administrative expenses 19.6 7.7 20.2 6.9 54.4
Impairment and restructuring 0.6 0.2 1.1 - 1.9
Income (loss) from operations 24.8 $         (7.3) $          2.1 $           (6.7) $          12.9
Interest expense, net 27.2
Loss on early extinguishment of debt 3.0
Income tax benefit (6.4)
Net loss (10.9) $
Net loss per diluted share (0.09) $
Capital expenditures 8.4 $           4.1 $           4.4 $           0.1 $           17.0 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 24.8 $         (7.3) $          2.1 $           (6.7) $          12.9 $
Impairment and restructuring 0.6 0.2 1.1 - 1.9
Adjusted income (loss) from operations 25.4 (7.1) 3.2 (6.7) 14.8
Depreciation and amortization 12.7 4.5 4.6 0.1 21.9
Adjusted EBITDA 38.1 $         (2.6) $          7.8 $           (6.6) $          36.7 $
Adjusted net loss:
Net loss (10.9) $
Interest rate swap settlement costs, net of tax 3.8
Loss on early extinguishment of debt, net of tax 1.8
Restructuring, net of tax 1.2
Adjusted net loss (4.1) $
Adjusted net loss per diluted share (0.03) $
Free cash flow:
Net cash provided by operating activities 62.2 $
Capital expenditures (17.0)
Free cash flow 45.2 $
Net debt (end of period):
Current portion of long-term debt 11.7 $
Long-term debt 728.5
Total debt 740.2
Less cash and cash equivalents (61.5)
Net debt 678.7 $

Segment Results And Reconciliation Of Non-GAAP To GAAP
Performance Measures
(in millions, except per share amounts)
Year ended September 30, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 612.8 $       377.8 $       346.9 $       - $              1,337.5 $
Gross profit (loss) 170.3 $       (22.7) $        88.8 $         - $              236.4 $
Selling, general and administrative expenses 89.2 30.5 66.2 33.4 219.3
Restructuring 0.1 12.5 0.5 - 13.1
Income (loss) from operations 81.0 $         (65.7) $        22.1 $         (33.4) $        4.0
Interest expense, net 68.0
Loss on early extinguishment of debt 4.6
Income tax benefit (23.4)
Net loss (45.2) $
Net loss per diluted share (0.29) $
Capital expenditures 15.6 $         11.0 $         6.0 $           0.2 $           32.8 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 81.0 $         (65.7) $        22.1 $         (33.4) $        4.0 $
Restructuring 0.1 12.5 0.5 - 13.1
Adjusted income (loss) from operations 81.1 (53.2) 22.6 (33.4) 17.1
Depreciation and amortization 49.7 18.9 15.4 0.6 84.6
Adjusted EBITDA 130.8 $       (34.3) $        38.0 $         (32.8) $        101.7 $
Adjusted net loss:
Net loss (45.2) $
Restructuring, net of tax 7.9
Interest rate swap settlement costs, net of tax 4.8
Loss on early extinguishment of debt, net of tax 2.8
Tax on repatriation on Canadian earnings 2.2
Adjusted net loss (27.5) $
Adjusted net loss per diluted share (0.18) $
Free cash flow:
Net cash provided by operating activities 63.0 $
Capital expenditures (32.8)
Free cash flow 30.2 $
Net debt (end of period):
Current portion of long-term debt 0.7 $
Long-term debt 691.5
Total debt 692.2
Less cash and cash equivalents (83.7)
Net debt 608.5 $

Segment Results And Reconciliation Of Non-GAAP To GAAP
Performance Measures
(in millions, except per share amounts)
Year ended September 30, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 547.1 $       410.9 $       469.9 $       - $              1,427.9 $
Gross profit (loss) 134.3 $       (5.7) $          128.2 $       0.1 $           256.9 $
Selling, general and administrative expenses 84.2 35.6 84.9 34.4 239.1
Impairment and restructuring 820.7 101.1 96.7 0.2 1,018.7
Loss from operations (770.6) $      (142.4) $      (53.4) $        (34.5) $        (1,000.9)
Interest expense, net 78.3
Loss on early extinguishment of debt 3.8
Income tax benefit (86.3)
Net loss (996.7) $
Net loss per diluted share (8.55) $
Capital expenditures 16.2 $         11.2 $         11.9 $         0.4 $           39.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Loss from operations (770.6) $      (142.4) $      (53.4) $        (34.5) $        (1,000.9) $
Impairment and restructuring 820.7 101.1 96.7 0.2 1,018.7
Adjusted income (loss) from operations 50.1 (41.3) 43.3 (34.3) 17.8
Depreciation and amortization 50.9 21.1 17.6 0.6 90.2
Adjusted EBITDA 101.0 $       (20.2) $        60.9 $         (33.7) $        108.0 $
Adjusted net loss
Net loss (996.7) $
Impairment and restructuring, net of tax 954.9
Interest rate swap settlement costs, net of  tax 3.8
Loss on early extinguishment of debt, net of tax 2.3
Adjusted net loss (35.7) $
Adjusted net loss per diluted share (0.31) $
Free cash flow:
Net cash provided by operating activities 130.5 $
Capital expenditures (39.7)
Free cash flow 90.8 $
Net debt (end of period):
Current portion of long-term debt 11.7 $
Long-term debt 728.5
Total debt 740.2
Less cash and cash equivalents (61.5)
Net debt 678.7 $

Questions